EXHIBIT 99.1


                                    [MAINLAND RESOURCES, INC. LOGO APPEARS HERE]
MAINLAND RESOURCES, INC.
20333 SH 249, Suite 200
Houston, Texas 77070
info@mainlandresources.com


NEWS RELEASE


          MAINLAND RESOURCES, INC. ENTERS AGREEMENT FOR ACREAGE TO TEST
                 EXPANDED HAYNESVILLE SHALE AREA IN MISSISSIPPI


     Houston, Texas / PR Newswire - June 23, 2009 - Mainland Resources, Inc., (OTCBB:MNLU 5MN-Frankfurt) a Nevada Corporation (the "Company") has signed a Letter Agreement to acquire up to 8000 net acres in Mississippi. Mainland will own a 100% Working Interest in the acreage and will be the Operator.

     The project has been identified using reprocessed seismic, as well as log information, from a well drilled in the early 1980s by a major oil company. That proprietary data shows prospective Bossier/Haynesville Shale and Hosston formations. The Bossier/Haynesville Shale was not considered a viable or economic production resource in the early 80s and therefore, was not validated during drilling to a deeper prospective target. The well was drilled as a controlled blowout through the Bossier/Haynesville Shale to Total Depth.

     According   to  available   well  logs  from   drilling,   the   identified
Bossier/Haynesville Shale is demonstrated to be over 2500 feet thick with extremely large pressures up to or exceeding 20,000 psi. The well was still in the Bossier/Haynesville Shale when drilling operations were discontinued due to high pressures, etc. The Bossier/Haynesville Shale is possibly much thicker than 2500 feet, which is several times thicker than the Bossier/Haynesville Shale encountered in NW Louisiana. The density neutron log from the previous drilling also shows good average porosity from 12% to 15%.

     Mainland President Mike Newport states, "We like what we see in this prospect and it could be an excellent addition to our Bossier/Haynesville Shale, and Hosston/Cotton Valley assets in NW Louisiana. If the data bares out, this project could be a truly world-class play where our Company is well-positioned in additional significant Bossier/Haynesville shale."

     ABOUT MAINLAND RESOURCES, INC.

     Mainland Resources is a junior company engaged in the exploration and development of oil and gas resources. The Company's current initiatives are focused on the acquisition and development of leases in emerging gas regions with the potential for discoveries including the Haynesville shale.

   See: www.mainlandresources.com for more information.

        Symbol:    MNLU - OTCBB, Symbol: 5MN; Frankfurt, WKN No.: A0ND6N

        Contact:   Investor Relations (USA)
                   Tel. 281-469-5990

                   Investor Relations (Europe)
                   Tel. +49-69-7593-8408


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MAINLAND RESOURCES, INC. - CONT'D


SAFE HARBOR STATEMENT -THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH PROPERTY DEVELOPMENT AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.